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                                                                    EXHIBIT 99.2

                    Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, James R. Ladd, certify that:

1.   I have read this quarterly report on Form 10-Q of BSQUARE Corporation;

2.   To my knowledge, this report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

3. To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of June 30, 2002.


Date: August 14, 2002

                                         /s/ JAMES R. LADD
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                                        James R. Ladd
                                        Chief Financial Officer